Exhibit 10.24

CONSENT AND THIRD LOAN MODIFICATION AGREEMENT

This Consent and Third Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of December 12, 2013, by and between SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”) and AEGERION PHARMACEUTICALS, INC., a Delaware corporation with its chief executive office located at 101 Main Street, Suite 1850, Cambridge, Massachusetts 02142 (“Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of March 28, 2012, evidenced by, among other documents, a certain Loan and Security Agreement dated as of March 28, 2012, between Borrower and Bank, as amended by that certain First Loan Modification Agreement dated as of July 10, 2012, between Borrower and Bank, and as further amended by that certain Second Loan Modification Agreement dated as of December 6, 2012, between Borrower and Bank (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”).

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by inserting the following new provision to appear as Section 6.14 (Cash at Bank) thereof:

“6.14 Cash at Bank. Borrower shall maintain unrestricted and unencumbered cash in accounts in the name of Borrower only with Bank and Bank’s Affiliates in an amount greater than or equal to Fifteen Million Dollars

($15,000,000.00) at all times.”

2	The Loan Agreement shall be amended by deleting the following provision appearing as the first sentence of Section 6.12 (Liquidity) thereof:

“At all times, Borrower shall maintain unrestricted cash, Cash Equivalents, short-term investments and long-term investments in accounts with Bank or Bank’s Affiliates in an amount equal to at least the Nine Month Cash Burn Amount (the “Liquidity Requirement”).”

and inserting in lieu thereof the following:

“At all times, Borrower and Securities Corp. shall maintain unrestricted cash, Cash Equivalents, short-term investments and long-term investments in accounts with Bank or Bank’s Affiliates in an aggregate amount equal to at least the Nine Month Cash Burn Amount (the “Liquidity Requirement”).”

3	The Loan Agreement shall be amended by deleting the following provision appearing as Section 8.2(a) (Covenant Default) thereof:

“(a) Borrower fails or neglects to perform any obligation in Sections 6.2, 6.4, 6.5, 6,6, 6.7(b), 6.10, 6.12, or 6.13, or violates any covenant in Section 7; or”

and inserting in lieu thereof the following:

“(a) Borrower fails or neglects to perform any obligation in Sections 6.2, 6.4, 6.5, 6.6, 6.7(b), 6.10, 6.12, 6.13, or 6.14, or violates any covenant in Section 7; or”

4	The Loan Agreement shall be amended by inserting the following new definition to appear alphabetically in Section 13.1 thereof:

“         “Securities Corp.” means Borrower’s wholly owned Subsidiary, Aegerion Securities Corp., a Massachusetts securities corporation.”

5	The Compliance Certificate appearing as Exhibit C to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Schedule 1 hereto.

4. FEES. Borrower shall reimburse Bank for all reasonable legal fees and expenses incurred in connection with this Loan Modification Agreement.

5. FORMATION OF SUBSIDIARY. Borrower has notified Bank that it created Securities Corp. Bank hereby consents to the formation of Securities Corp., and agrees that the formation of Securities Corp. shall not, in and of itself, constitute an “Event of Default” under Section 6.10 (relative to formation or acquisition of subsidiaries), Section 7.3 (relative to mergers or acquisitions), or Section 7.7 (relative to distributions and investments) of the Loan Agreement. Securities Corp. shall continue to be subject to all of the terms and conditions of the Loan Agreement, applicable to Subsidiaries, including, without limitation, restrictions on investments set forth in the definition of “Permitted Investments” pursuant to Section 13.1 of the Loan Agreement. Securities Corp. is not a co-borrower under the Loan Agreement and Bank hereby waives Borrower’s compliance with the affirmative covenant set forth in Section 6.10(a)-(c) of the Loan Agreement with respect to the Securities Corp.

6. UPDATED PERFECTION CERTIFICATE. Borrower shall delivered an updated Perfection Certificate in connection with this Loan Modification Agreement on or before January 11, 2014 (the “Updated Perfection Certificate”), which Updated Perfection Certificate shall supersede in all respects that certain Perfection Certificate dated as of December 18, 2012. Borrower agrees that all references in the Loan Agreement to “Perfection Certificate” shall hereinafter be deemed to be a reference to the Updated Perfection Certificate.

7. AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

8. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the terms and provisions of this Loan Modification Agreement.

9. RATIFICATION OF LOAN DOCUMENTS. Except as expressly modified by this Loan Modification Agreement. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

11. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:		BANK:

AEGERION PHARMACEUTICALS, INC.		SILICON VALLEY BANK

By:	/s/ Mark J. Fitzpatrick	By:	/s/ T. Clark Hayes

Name:	Mark J. Fitzpatrick	Name:	T. Clark Hayes

Title:	CFO	Title:	V.P.

SCHEDULE 1

EXHIBIT C

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:

FROM:	AEGERION PHARMACEUTICALS, INC.

The undersigned authorized officer of AEGERION PHARMACEUTICALS, INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in compliance for the period ending                    with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Quarterly financial statements with Compliance Certificate	Quarterly within 40 days	Yes No

Monthly Cash Reports/Cash Burn Certificate	Monthly within 15 days
Annual financial statement (CPA Audited)	FYE within 150 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

Covenant	Required	Complies

Cash at Bank	At least $15,000,000	Yes No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

AEGERION PHARMACEUTICALS, INC.	BANK USE ONLY

Received by:

By:		AUTHORIZED SIGNER

Name:	Date:

Title:	Verified:

AUTHORIZED SIGNER

Date:

Compliance Status: Yes No